EXHIBIT  10.37

                  AMENDMENT TO SUPPORT AGREEMENT


THIS AMENDMENT TO SUPPORT AGREEMENT ("Agreement") made as of this 1st day of October, 1997 by and between Laboratory Corporation of America Holdings, successor to Roche Biomedical Laboratories, Inc. ("LabCorp") Hoffman-La Roche Inc. ("Roche"), Roche Molecular Systems, Inc. ("RMS") and Roche Diagnostic Systems, Inc. ("RDS").

WITNESSETH:

WHEREAS, LabCorp and Roche previously entered into a Support
Agreement dated April 27, 1995, as amended (the "Support Agreement") and

WHEREAS, subject to the terms and conditions contained herein, the parties wish to amend the Support Agreement.

NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. RMS agrees to provide the services of David Ellis to LabCorp as requested by LabCorp. LabCorp agrees to pay RMS any salary, compensation, travel and living expense, expatriate expense, benefit and pension costs, and any other expense pertaining to David Ellis on a quarterly basis commencing October 1, 1997.

2. LabCorp agrees to defend, indemnify, and hold Roche, RMS, RDS, their respective parent, subsidiaries, affiliated and related companies, directors, officers, employees, and agents wholly harmless from and against all third party claims, losses, lawsuits, settlements, demands, causes, judgments, expenses, and costs (including reasonable attorney fees) arising from or in connection with any services provided to LabCorp by David Ellis. LabCorp further releases and discharges any claim, whether past, present or future, against Roche, RMS, RDS, their respective parents, subsidiaries, affiliated and related companies, directors, officers, employees, and agents arising from or in connection with David Ellis and his services to the extent such services are provided at the request of LabCorp.

Except as modified herein, the remaining terms and provisions of the Support Agreement are hereby ratified, confirmed and remain in full force and effect.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.


HOFFMANN - LA ROCHE INC.                LABORATORY CORPORATION
                                        OF AMERICA HOLDINGS

By: _________________________                By:________________________


ROCHE DIAGNOSTIC SYSTEMS,
INC.


BY: _________________________


ROCHE MOLECULAR SYSTEMS.
INC.


BY: _________________________


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